UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

Blue Water Acquisition Corp. III

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-42692	33-2301550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 Springfield Avenue
Mountainside, New Jersey	07092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 985-8300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BLUWU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	BLUW	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLUWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Working Capital Note

On January 26, 2026, Blue Water Acquisition Corp. III (the “Company”) issued a convertible unsecured promissory note (the “Prior Note”) in the aggregate principal amount of $500,000.00 to Yorkville BW Acquisition Sponsor, LLC, a Florida limited liability company (the “Sponsor”), in order to provide the Company with additional working capital, as previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 27, 2026. On August 11, 2026, the Sponsor advanced an additional $250,000 to the Company for additional working capital purposes. Also on August 11, 2026, in order to document such additional advance, the Company issued an amended and restated convertible unsecured promissory note (the “Amended and Restated Working Capital Note”) in the aggregate principal amount of $750,000.00 to the Sponsor, which amends, restates, supersedes and replaces the Prior Note in its entirety. Pursuant to the terms of the Amended and Restated Working Capital Note, the principal balance shall not accrue interest; shall be payable by the Company on the earlier of the date on which the Company consummates its initial business combination or the date that the winding up of the Company is effective; and is convertible at the Sponsor’s election upon the consummation of the Company’s initial business combination. Should the Sponsor elect to convert all or a portion of the principal balance, the elected principal balance amount will convert, at a price of $10.00 per unit, into units identical to the private placement units issued in connection with the Company’s initial public offering (each, a “New Unit”), rounded down to the nearest whole number.

The foregoing description of the Amended and Restated Working Capital Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Working Capital Note, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Amended and Restated Working Capital Note shall be convertible into a maximum of 75,000 New Units. Each New Unit will consist of one Class A ordinary share of the Company, par value $0.0001 per share (each, a “Class A Ordinary Share”), and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one Class A Ordinary Share, at an exercise price of $11.50 per share, which will become exercisable 30 days after the completion of the Company’s initial business combination, subject to certain terms and conditions.

The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance of the Amended and Restated Working Capital Note.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Working Capital Note, dated August 11, 2026, issued by the Company to the Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER ACQUISITION CORP. III

By:	/s/ Troy Rillo
Name:	Troy Rillo
Chief Financial Officer

Date: August 12, 2026